UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

K2 INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

At the 2006 annual meeting of shareholders of K2 Inc. (the “Company”) held on May 11, 2006, the shareholders of the Company approved the K2 Inc. 2006 Long-Term Incentive Plan (the “2006 Plan”) as adopted by the Company’s Board of Directors (the “Board”) on February 9, 2006 and the reservation of 3,400,000 shares of common stock for issuance thereunder. The 2006 Plan provides for the grant of stock options (including nonqualified options and incentive stock options), stock appreciation rights, restricted shares, restricted stock units, other stock based awards and performance awards. A summary description of the 2006 Plan is set forth in the Company’s definitive proxy statement filed on April 10, 2006 with the Securities and Exchange Commission on Schedule 14A (the “Proxy Statement”). The foregoing description of the 2006 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Plan, attached as Annex B to the Proxy Statement and is incorporated herein by reference.

On May 11, 2006, the Board, effective as of that same date, approved modifications to the terms of cash and equity compensation to be paid to non-employee directors pursuant to the compensation schedule attached hereto as Exhibit 10.1 and incorporated herein by reference. The Board approved the modifications in accordance with the advice and recommendation of an outside compensation consulting firm after such firm performed a review and benchmark of the compensation of the Board and committees thereof.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 11, 2006, Stewart M. Kasen resigned from the Board and the Audit Committee of the Board as he did not stand for re-election. On that same date, Dr. Alfred E. Osborne, Jr. was appointed to the Audit Committee to fill the vacancy left by Mr. Kasen’s departure.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Document

10.1	K2 Inc. 2006 Long-Term Incentive Plan, incorporated herein by reference as Annex B to K2 Inc.’s definitive proxy statement on Schedule 14A filed on April 10, 2006 for its annual meeting of shareholders held on May 11, 2006 (Commission File No. 1-4290).

10.2	Schedule of Non-Employee Director Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

Date: May 17, 2006	/s/ Monte H. Baier
Monte H. Baier Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document

10.1	K2 Inc. 2006 Long-Term Incentive Plan, incorporated herein by reference as Annex B to K2 Inc.’s definitive proxy statement on Schedule 14A filed on April 10, 2006 for its annual meeting of shareholders held on May 11, 2006 (Commission File No. 1-4290).

10.2	Schedule of Non-Employee Director Compensation.